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                                                                   EXHIBIT 10.14

                                  VELOCOM INC.
                             1998 STOCK OPTION PLAN

              (AS AMENDED AND RESTATED EFFECTIVE OCTOBER 15, 1999)

                               SECTION 1: PURPOSE

         The purpose of the VeloCom Inc. 1998 Stock Option Plan (the "Plan") is to further the growth and development of VeloCom Inc. (the "Company") by affording an opportunity for stock ownership to selected employees, directors and consultants of the Company and its subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success. An amendment and restatement is adopted effective October 15, 1999 to reflect a change in the corporate name of the Company, make a modification to Section 9.1 of the Plan and amend the definition of a "change in control" for grants of options on and after the effective date of the restatement.. In addition, the amendment and restatement reflects an amendment previously approved by the shareholders that increased in the number of shares subject to options under the Plan. The Plan is amended and restated effective October 15, 1999.

                             SECTION 2: DEFINITIONS

         Unless otherwise indicated, the following words when used herein shall have the following meanings:

                  (a) "Affiliate" shall mean, with respect to any person or entity, a person or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or entity.

                  (b) "Board of Directors" shall mean the Board of Directors of the Company.

                  (c) "Change in Control" shall be deemed to have occurred:

                           (1) At such time as a third person, including a
                  "group" as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of shares of the Company having 50% or more of the total number of votes that may be cast for the election of Directors of the Company;

                           (2) On the effective date of and immediately prior
                  to: (i) the closing of any agreement for a merger or consolidation of the Company with another entity, provided that there shall be no change of control if the persons and entities who were the stockholders of the Company immediately before such merger or consolidation continue to own, directly or indirectly, shares of the corporation resulting from such merger or consolidation having more than 70% of the total



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                  number of votes that may be cast for the election of directors of such corporation, in substantially the same proportion as their ownership of the voting securities of the Company outstanding immediately before such merger or consolidation;
                  or (ii) the closing of any sale, exchange or other disposition of all or substantially all of the Company's assets; or (iii) a dissolution or liquidation of the Company's assets; or

                           (3) On the effective date of any sale, exchange or
                  other disposition of 50% or more in fair market value of the Company's assets, other than in the ordinary course of business, whether in a single transaction or a series of related transactions.

         In determining whether clause (1) of the preceding sentence has been satisfied, the third person owning shares must be someone other than a person or an Affiliate of a person that, as of October 1, 1998, was the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of Directors of the Company. The Plan Administrator's reasonable determination as to whether such an event has occurred shall be final and conclusive.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (e) "Common Stock" shall mean the Company's common stock (par value $.01 per share) and any share or shares of the Company's capital stock hereafter issued or issuable in substitution for such shares.

                  (f) "Director" shall mean a member of the Board of Directors.

                  (g) "Early Exercise Stock Purchase Agreement" shall mean an agreement for the repurchase by the Company of shares acquired upon exercise of any portion of an Option prior to its vesting.

                  (h) "Employee Stock Agreement" shall mean an agreement setting forth certain terms and conditions relating to the disposition of shares acquired upon exercise of an Option, as further described in
         Section 12.4.

                  (i) "Incentive Stock Option" shall mean any option granted to an eligible employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

                  (j) "Nonqualified Stock Option" shall mean any option granted to an eligible employee, Director or consultant under the Plan which is not an Incentive Stock Option.



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                  (k) "Option" shall mean and refer collectively to Incentive
         Stock Options and Nonqualified Stock Options.

                  (l) "Option Agreement" means the agreement specified in
         Section 7.2.

                  (m) "Optionee" shall mean any employee, Director or consultant who is granted an Option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance.

                  (n) "Parent" shall mean a parent corporation of the Company as defined in Section 424(e) of the Code.

                  (o) "Plan Administrator" shall mean the body which is responsible for the administration of the Plan, as determined pursuant to Section 4.1.

                  (p) "Related Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option which has been granted in conjunction with an SAR.

                  (q) "SAR" shall mean a stock appreciation right subject to the terms of Section 9.2.

                  (r) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                            SECTION 3: EFFECTIVE DATE

         The effective date of the Plan is October 1, 1998; provided, however, that the adoption of the Plan by the Board of Directors is subject to approval and ratification by the shareholders of the Company within 12 months of the effective date. Options granted under the Plan prior to approval of the Plan by the shareholders of the Company shall be subject to approval of the Plan by the shareholders of the Company. The effective date of the Plan as amended and restated is October 15, 1999.

                            SECTION 4: ADMINISTRATION

         4.1 Plan Administrator. The Plan shall be administered by the Board of Directors, unless and until such time as the Board of Directors delegates the administration of the Plan to a committee. Any such committee shall be appointed by and shall serve at the pleasure of the Board of Directors. The Board of Directors may from time to time remove members from or add members to any such committee, and vacancies on the committee, howsoever caused, shall be filled by the Board of Directors.



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         4.2 Meetings and Actions. The Plan Administrator shall hold meetings at such times and places as it may determine. A majority of the members of the Plan Administrator shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Plan Administrator shall be the acts of the Plan Administrator and shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its shareholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

         4.3 Powers of Plan Administrator. The Plan Administrator shall have the full and exclusive right to grant and determine terms and conditions of all Options and SARs granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan, which shall be consistent with the terms of the Plan. In granting Options and SARs, the Plan Administrator shall take into consideration the contribution the Optionee has made or may make to the success of the Company or its Subsidiaries and such other factors as the Plan Administrator shall determine.

         4.4 Interpretation of Plan. The determination of the Plan Administrator as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its shareholders, and all persons having any interest in Options or SARs which may be or have been granted pursuant to the Plan. Such determinations shall be consistent with the terms of the Plan and the terms of any applicable Option Agreement.

         4.5 Indemnification. Each person who is or shall have been a member of the Plan Administrator or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in settlement thereof, provided that the Company approved such settlement, or paid in satisfaction of a judgment in any such action, suit or proceeding, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of, and is in addition to, any other rights of indemnification to which any person may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                      SECTION 5: STOCK SUBJECT TO THE PLAN

         5.1 Number. The aggregate number of shares of Common Stock which may be issued under Options granted pursuant to the Plan shall not exceed 12,000,000 shares. Shares which



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may be issued under Options may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

         5.2 Unused Stock. If any outstanding Option under the Plan expires or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option or an SAR, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available for issuance under the Plan. Any shares which are repurchased by the Company in accordance with the terms of an Early Exercise Stock Purchase Agreement shall upon such repurchase once again be available for issuance under the Plan.

         5.3 Adjustment for Change in Outstanding Shares. If there is (i) any change, increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar circumstances, or (ii) an extraordinary distribution of securities or property with respect to the outstanding shares of Common Stock, provided, however, that for this purpose a distribution shall not include a cash dividend paid to the holders of the Common Stock unless the Board of Directors specifies that the payment of such dividend should result in an adjustment pursuant to this Section 5.3, then in each such event, the Plan Administrator shall make such adjustment as shall be appropriate in the aggregate number of shares of stock available under the Plan, the number of shares of stock subject to each outstanding Option and the Option prices in order to prevent the dilution or enlargement of any Optionee's rights. In making such adjustments, fractional shares shall be rounded to the nearest whole share. The Plan Administrator's determinations in making adjustments shall be final and conclusive.

                             SECTION 6: ELIGIBILITY

         All full- or part-time salaried employees of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options and SARs under the Plan. Directors and consultants who are neither full- nor part-time salaried employees of the Company or its Subsidiaries but who are involved in endeavors significant to its success shall be eligible to receive Nonqualified Stock Options and SARs, but not Incentive Stock Options, under the Plan.

                           SECTION 7: GRANT OF OPTIONS

         7.1 Grant of Options. The Plan Administrator may from time to time in its discretion determine which of the eligible employees, Directors and consultants of the Company or its Subsidiaries should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, whether the Optionee shall also receive SARs, the dates on which such Options are to be granted, and the terms and conditions of such Options, including without limitation terms and conditions relating



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to vesting and the terms of any Employee Stock Agreement. No employee may be granted Incentive Stock Options to the extent that the aggregate fair market value (determined as of the time each Option is granted) of the Common Stock with respect to which any such Options are exercisable for the first time during a calendar year (under all incentive stock option plans of the Company and its Parent and Subsidiaries) would exceed $100,000. To the extent that the limitation set forth in the preceding sentence has been exceeded, the Options which exceed the annual limitation shall be deemed to be Nonqualified Stock Options rather than Incentive Stock Options.

         7.2 Option Agreement. Each Option granted under the Plan shall be evidenced by a written Option Agreement setting forth the terms upon which the Option is granted. Each Option Agreement shall designate the type of Options being granted (whether Incentive Stock Options or Nonqualified Stock Options), whether the Optionee shall also receive SARs, and shall state the number of shares of Common Stock, as designated by the Plan Administrator, to which that Option pertains. More than one Option may be granted to an eligible person under one or more Option Agreements. The Option Agreement may contain such other provisions, which shall not be inconsistent with the Plan, as the Plan Administrator shall deem appropriate, including, without limitation, vesting provisions that relate the Optionee's ability to exercise an Option to the passage of time or the achievement of specific goals or the occurrence of certain events, as specified by the Plan Administrator, including, without limitation, the Optionee's termination without cause or a material reduction in the Optionee's duties or compensation whether or not following a Change in Control. Notwithstanding the terms of any Option Agreement, the Plan Administrator may, at any time in its sole discretion, provide that any outstanding Options be made fully vested and immediately exercisable.

         7.3 Option Price. The option price per share of Common Stock under each Option shall be determined by the Plan Administrator and stated in the Option Agreement. The option price for Incentive Stock Options granted under the Plan shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option. The option price for Nonqualified Stock Options granted under the Plan shall not be less than 25% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option. Notwithstanding the foregoing, in no event shall the option price per share be less than the par value of the Common Stock.

         7.4 Determination of Fair Market Value. If the Common Stock is listed upon an established stock exchange or exchanges, then the fair market value per share shall be deemed to be the average of the quoted closing prices of the Common Stock on such stock exchange or exchanges on the day for which the determination is made, or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was such a sale. If the Common Stock is not listed upon an established stock exchange but is traded in the NASDAQ National Market System, the fair market value per share shall be deemed to be the closing price of the Common Stock in the National Market System on the day for which the determination is made, or if there shall have been no trading of the Common Stock



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on that day, on the next preceding day on which there was such trading. If the
Common Stock is not listed upon an established stock exchange and is not traded in the National Market System, the fair market value per share shall be deemed to be the mean between the dealer "bid" and "ask" closing prices of the Common Stock on the NASDAQ System on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If none of these conditions apply, the fair market value per share shall be deemed to be an amount as determined in good faith by the Plan Administrator by applying any reasonable valuation method.

         7.5 Duration of Options. Each Option shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein.

         7.6 Additional Limitations on Grant. No Incentive Stock Option shall be granted to an employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Section 424(d) of the Code) representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, unless the option price of such Incentive Stock Option is at least 110% of the fair market value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

         7.7 Early Exercise Prior to Vesting. The Option Agreement may, but need not, provide that the Optionee may elect to exercise all or any portion of the Option prior to its vesting. Any shares purchased upon exercise of an unvested portion of the Option shall be subject to a right of repurchase in favor of the Company in accordance with the terms of a Early Exercise Stock Purchase Agreement which shall be set forth as an attachment to the Stock Option Agreement.

                         SECTION 8: EXERCISE OF OPTIONS

         8.1 Manner of Exercise. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by (1) payment in full to the Company of the purchase price of the shares to be purchased, plus (2) payment in full of such amount as the Company shall determine to be sufficient to satisfy any liability it may have for any withholding of federal, state or local income or other taxes incurred by reason of the exercise of the Option, (3) representations meeting the requirements of Sections 12.3 and/or 12.5 if requested by the Company, and (4) a Employee Stock Agreement meeting the requirements of Section 12.4 if requested by the Company.



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         8.2 Payment of Purchase Price. Payment for shares and withholding taxes shall be in the form of either (1) cash, (2) a certified or bank cashier's check to the order of the Company, or (3) shares of the Common Stock, properly endorsed to the Company, in an amount the fair market value of which on the date of receipt by the Company (as determined in accordance with Section 7.4) equals or exceeds the aggregate option price of the shares with respect to which the Option is being exercised, (4) any other form of legal consideration that may be acceptable to the Plan Administrator, or (5) in any combination thereof; provided, however, that no payment may be made in shares of Common Stock unless the Plan Administrator has approved of payment in such form by such Optionee with respect to the Option exercise in question. Should the Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, at the time an Option is exercised, and to the extent the option is exercised for vested shares, then payment may also be made through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (A) to a brokerage firm designated by the Company to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes, and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. Upon the exercise of any Option, the Company, in its sole discretion, may permit the deferred payment of the purchase price on such terms and conditions as the Company shall specify.

             SECTION 9: CHANGE IN CONTROL; STOCK APPRECIATION RIGHTS

         9.1 Acceleration of Vesting. With respect to the grant of any Option prior to October 15, 1999, notwithstanding any vesting requirements contained in any Option Agreement, all outstanding Options shall become immediately exercisable in full upon the occurrence of a Change in Control as defined in
Section 2(c). The previous sentence shall not apply with respect to any Option granted on or after October 15, 1999, which grant shall be governed by the terms of the relevant Option Agreement.

         9.2 Stock Appreciation Rights. The Plan Administrator may, but shall not be obligated to, grant SARs pursuant to the provisions of this Section 9.2 to any Optionee with respect to all or any portion of a Related Option. The SAR may be granted either concurrently with the grant of the Related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of the Related Option. Each SAR shall be exercisable to the extent the Related Option is then exercisable and may be subject to such additional limitations on exercisability as the Option Agreement may provide. In no event shall an SAR be exercisable after the expiration, termination or exercise of the Related Option. Upon the exercise of SARs, the Related Option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which SARs are exercised, both for purposes of acquiring shares of Common Stock upon exercise of an Option and for purposes of determining the number of shares of Common Stock which may be issued pursuant to the Plan. Except as set forth in Section 9.3, the effective date of exercise of an SAR shall be the date on which the



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Company shall have received notice from the Optionee of the exercise thereof.
Upon the exercise of SARs, the Optionee shall receive in cash an amount equal to the fair market value (as determined in accordance with the terms of the Employee Stock Agreement attached to the Optionee's Option Agreement, or in the absence of any Employee Stock Agreement, in accordance with the terms of Section 7.4) on the date of exercise of such SAR of the shares of Common Stock with respect to which such SAR shall have been exercised over the aggregate exercise price of the Related Option.

         9.3 Reorganization or Sale of Assets. If there is an event which results in a Change in Control of the Company pursuant to clauses (3) or (4) of
Section 2(c) of this Plan, the Plan Administrator shall, as to outstanding Options, either (1) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of the appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect of the Common Stock, provided that no additional benefits shall be conferred upon Optionees as a result of such substitution, and provided further that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (2) upon written notice to all Optionees, which notice shall be given not less than 20 business days prior to the effective date of the Reorganization Event, provide that all unexercised Options and SARs must be exercised within a certain number of business days of the date of such notice, which number or days shall be specified by the Plan Administrator in the notice to Optionees and which shall not be less than 20 business days, or such Options and SARs will terminate. In response to a notice provided pursuant to clause (2) of the preceding sentence, an Optionee may make an irrevocable election to exercise the Optionee's Option contingent upon and effective as of the effective date of the Reorganization Event. Options and SARs which are not exercised within the specified period following the receipt of such a notice shall terminate and cease to be outstanding immediately prior to the occurrence of the Reorganization Event described in such notice.

                 SECTION 10: EFFECT OF TERMINATION OF EMPLOYMENT

         10.1 Termination of Employment Other Than Upon Death or Disability. Subject to any limitations set forth in the Option Agreement, and provided that the notice of exercise is provided prior to the expiration of the Option, the Optionee shall be entitled to exercise the Option (i) during the Optionee's employment by the Company or a Subsidiary and (ii) for a period of three months after the date of a termination of employment. Any vesting of the Option shall cease upon termination of employment, and the Option shall be exercisable only to the extent that it was exercisable on the date of such termination. Any Options not exercisable as of the date of termination, and any Options or portions of Options not exercised within the period specified herein, shall terminate.


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         10.2 Termination By Death of Optionee. Notwithstanding Section 10.1, if
an Optionee should die while in the employ of the Company or a Subsidiary or within a period of three months after termination of employment with the Company or a Subsidiary under circumstances in which Section 10.1 would permit the exercise of the Option following termination, the personal representatives of the Optionee's estate or the person or persons who shall have acquired the Option from the Optionee by bequest or inheritance may exercise the Option at any time within the year after the date of death, but not later than the expiration date of the Option. Any vesting of the Option shall cease upon termination of employment, and the Option shall be exercisable only to the extent that it was exercisable on the date of such termination. Any Options not exercisable as of the date of termination, and any Options or portions of Options not exercised within the period specified herein, shall terminate.

         10.3 Termination By Disability of Optionee. Notwithstanding Section 10.1, if an Optionee should terminate employment with the Company or a Subsidiary by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code), the Optionee may exercise the Option at any time within one year after the date of termination but not later than the expiration date of the Option. Any vesting of the Option shall cease upon termination of employment, and the Option shall be exercisable only to the extent that it was exercisable on the date of such termination. Any Options not exercisable as of the date of termination, and any Options or portions of Options not exercised within the period specified herein, shall terminate.

         10.4 Termination of Directors and Consultants. For purposes of this
Section 10, a termination of employment shall be deemed to include the termination of a Director's service as a member of the Board of Directors and the termination of a consulting arrangement in the case of consultants, provided that immediately following such termination the Director or consultant is not employed by the Company or a Subsidiary.

         10.5 Extension of Option Termination Date. The Plan Administrator, in its sole discretion, may extend the termination date of an Option granted under the Plan without regard to the preceding provisions of this Section 10. In such event, the termination date shall be a date selected by the Plan Administrator in its sole discretion, but not later than the latest expiration date of the Option permitted pursuant to Section 7.5. Such extension may be made in the Option Agreement as originally executed or by amendment to the Option Agreement, either prior to or following termination of an Optionee's employment. The Plan Administrator shall have no power to extend the termination date of an Incentive Stock Option beyond the periods provided in Sections 10.1, 10.2 and 10.3 prior to the termination of the Optionee's employment or without the approval of the Optionee, which may be granted or withheld in the Optionee's sole discretion. Any extension of the termination date of an Incentive Stock Option shall be deemed to be the grant of a new Option for purposes of the Code.



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                    SECTION 11: NON-TRANSFERABILITY OF OPTION

         Options and SARs granted pursuant to the Plan are not transferable by the Optionee other than by Will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or SAR contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or SAR, the Option and SAR shall immediately become null and void.

                         SECTION 12: ISSUANCE OF SHARES

         12.1 Transfer of Shares to Optionee. As soon as practicable after the Optionee has given the Company written notice of exercise of an Option and has otherwise met the requirements of Section 8.1, the Company shall issue or transfer to the Optionee the number of shares of Common Stock as to which the Option has been exercised and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name. Except as set forth in
Section 12.2, the record date of such issuance shall be the date on which the Optionee gave written notice of exercise and otherwise met the requirements of
Section 8.1. If the Optionee has made an early exercise in accordance with the Option Agreement, the Company may retain the non-vested shares of Common Stock until they have vested pursuant to the Early Exercise Stock Purchase Agreement. In no event shall the Company be required to transfer fractional shares to the Optionee, and in lieu thereof, the Company may pay an amount in cash equal to the fair market value (as determined in accordance with Section 7.4) of such fractional shares on the date of exercise.

         12.2 Compliance with Laws. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Optionee until compliance with such laws can reasonably be obtained. In such event, the record date of issuance shall be the date of actual issuance by the Company. In no event shall the Company be obligated to effect or obtain any listing, registration, qualification, consent or approval under any applicable federal or state laws or regulations or any contract or agreement to which the Company is a party with respect to the issuance of any such shares. If, after reasonable efforts, the Company is unable to obtain the authority which counsel for the Company deems necessary for the lawful issuance and sale of shares upon exercise of Options under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares upon exercise of such Options unless and until such authority is obtained.

         12.3 Investment Representation. The Company may require any Optionee, as a condition precedent to exercising any Option, to provide a written representation providing assurances satisfactory to the Company (i) as to the Optionee's knowledge and experience in financial and business matters and/or that the Optionee has engaged a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and



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business matters, (ii) that the Optionee is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (iii) that the Optionee is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. Such a representation shall not be required if (A) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (B) as to any particular requirement, a determination is made by counsel for the Company that such representation is not required. Certificates representing Common Stock acquired upon exercise of Options may contain such legends and transfer restrictions as the Company shall deem reasonably necessary, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until the Optionee or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company.

         12.4 Employee Stock Agreement. If any Employee Stock Agreement is required pursuant to the terms of the Option Agreement, the Optionee shall execute and deliver to the Company such an Agreement in such form as shall be attached as an exhibit to the Option Agreement. The Employee Stock Agreement may include, without limitation, restrictions upon the Optionee's right to transfer shares and provisions requiring the Optionee to transfer the shares to the Company or the Company's designees upon a termination of employment. The Employee Stock Agreement may also include, in the sole discretion of the Plan Administrator, provisions entitling the Optionee to put the shares to the Company in accordance with the terms and conditions of such Agreement. Execution by the Optionee of an Employee Stock Agreement required pursuant to the terms and conditions of the Option Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares, unless such condition is expressly waived in writing by the Company.

         12.5 Lock-Up Agreement. Upon demand by the Company, the Optionee shall execute and deliver to the Company a representation that, in connection with the first underwritten registered offering of any securities of the Company under the Securities Act of 1933, as amended, the Optionee will not sell or otherwise transfer or dispose of any shares of Common Stock acquired upon exercise of an Option, or any shares of Common Stock acquired with respect thereto, during such period following the effective date of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters for the Company; provided, however, that such restriction shall apply only if the executive officers and directors of the Company agree with the representatives of the underwriters not to transfer shares of Common Stock owned by them for the same or a greater period. Such representation shall further state that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                             SECTION 13: AMENDMENTS

         The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted. Unless the shareholders of the Company shall have given their approval, the total number of shares for which Options may be issued under the Plan shall not be increased, except as provided in Section 5.3, and no amendment shall be made which reduces the price at which the Common Stock may be offered under the Plan below the minimum required by Section 7.3, except as provided in Section 5.3, or which materially modifies the requirements as to eligibility for participation in the Plan. Subject to the terms and conditions of the Plan, the Board of Directors may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under an Option previously granted without the consent of the Optionee.

                            SECTION 14: TERM OF PLAN

         This Plan shall terminate on September 30, 2008; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan. No such suspension or termination shall diminish or impair the rights under an Option previously granted without the consent of the Optionee.

                        SECTION 15: RIGHTS AS STOCKHOLDER

         An Optionee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

                        SECTION 16: NO EMPLOYMENT RIGHTS

         Nothing contained in this Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of such Optionee's employment by the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of the Option.

                            SECTION 17: GOVERNING LAW

         This Plan, and all Options granted under this Plan, shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

                           SECTION 18: USE OF PROCEEDS

         Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

                   INCENTIVE STOCK OPTION AGREEMENT (FOUNDER)
                     (WITH AUTHORIZATION FOR EARLY EXERCISE)

OPTIONEE:
         --------------------

DATE OF GRANT:
              ---------------

         AGREEMENT between VeloCom Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

         The Company and Optionee agree as follows:

1. Grant of Option.

         Optionee is hereby granted an Incentive Stock Option, within the meaning of Section 422 of the Code (the "Option"), to purchase Common Stock of the Company pursuant to the VeloCom Inc. 1998 Stock Option Plan (the "Plan"). The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2. Date of Grant.

         The date of the grant of the Option is the date first set forth above, the date of the action by the Plan Administrator in granting the same.

3. Number and Price of Shares.

         The number of shares as to which the Option is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

4. Expiration Date.

         Unless sooner terminated as provided in Section 5.4 or Section 10 of the Plan, the Option shall expire and terminate on the date set forth in
Schedule 4 to this Agreement, and in no event shall the Option be exercisable after that date. Notwithstanding anything in Section 10.1 of the Plan to the contrary, and provided that the notice of exercise is provided prior to the expiration of the Option, Optionee shall be entitled to exercise the Option (i) during Optionee's employment by the Company or a Subsidiary and (ii) for a period of twelve months after the date of a termination of employment.

5. Manner of Exercise.

         Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan. Optionee and the Company recognize that in order to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of the Option and ending on the day three months before the date of the Option's exercise, the Optionee must be an employee of the Company or its Parent or Subsidiary, except in the event of the Optionee's death or permanent and total disability.

6. Vesting.

         The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6 to this Agreement; provided, however, that in order to vest in the Option, Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied. Notwithstanding anything in the Plan or this Agreement to the contrary, this Option shall become immediately vested and exercisable in full if Optionee should die while in the employ of the Company or a Subsidiary or if Optionee should terminate employment with the Company or a Subsidiary by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code).

7. Early Exercise.

         Notwithstanding the provisions of Section 6, Optionee may elect at any time prior to the termination of Optionee's employment with the Company or a Subsidiary thereof to exercise the Option as to any part or all of the shares subject to this Option, including without limitation, shares with respect to which the Option has not yet vested pursuant to Section 6; provided, however, that (i) a partial exercise of this Option shall be deemed to apply first to vested shares and then to the earliest vesting installment of unvested shares, and (ii) upon exercise of the Option with respect to unvested shares, Optionee shall execute and deliver to the Company an Early Exercise Stock Repurchase Agreement in substantially the form attached to this Agreement as Exhibit A, which Agreement shall apply with respect to the unvested shares. Execution and delivery of the Early Exercise Stock Repurchase Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares. The election provided in this Section 7 to purchase shares prior to the vesting of the Option shall cease upon termination of Optionee's employment with the Company or a Subsidiary thereof and may not be exercised after the date of such termination.

8. FOR USE AT DISCRETION OF PLAN ADMINISTRATOR. [Acceleration of Vesting. Upon the occurrence of any of the events set forth in subsection (a), (b) or (c) below, the Optionee's options granted hereunder shall become fully vested and immediately exercisable:

         (a) There is a Change in Control as defined in Section 2(c)(1) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d); [PROVIDED, HOWEVER, THAT IN THE EVENT THE CHANGE IN CONTROL IS A SALE OF 100% OF THE SHARES OF THE COMPANY (WHETHER BY SALE, MERGER OR OTHERWISE) THAT HAVE VOTES THAT MAY BE CAST FOR THE ELECTION OF DIRECTORS OF THE COMPANY, WHETHER IN A SINGLE TRANSACTION OR A SERIES OF RELATED TRANSACTIONS, NO TERMINATION EVENT SHALL BE REQUIRED];

         (b) There is a Change in Control as defined in Section 2(c)(2) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d);

         (c) There is a Change in Control as defined in Section 2(c)(3) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d). Notwithstanding the foregoing, if the Optionee performs services for the successor entity following such Change in Control in the same capacity as the Optionee had with the Company, the Optionee's options shall not become fully vested and immediately exercisable unless the Optionee experiences a Termination Event (with respect to the successor entity) as defined in subsection (d) within twelve (12) months of the Change in Control defined in this subsection.

         (d) Termination Event. A Termination Event shall be deemed to have occurred where there has been:

                  i. A material reduction in Optionee's responsibilities, authorities or duties;

                  ii. A termination of Optionee or an elimination of Optionee's job, each, other than by reason of promotion or termination for Cause. "Cause" shall mean a termination on account of (a) Optionee's material breach of an Employment Agreement, if any, (b) fraud, misappropriation, embezzlement, or dishonesty in connection with the Optionee's employment, (c) competition with the Company, (d) unauthorized use of any trade secret or other confidential information of the Company, (e) willful misconduct or gross negligence in the discharge of Optionee's duties or responsibilities, or (f) conviction of, or plea of nolo contendere to, a felony.

                  iii. A failure by the Company to pay Optionee any amount otherwise vested and due hereunder or under any plan or policy of the Company, which failure is not cured within five (5) business days' of receipt by the Company of written notice from Optionee which describes in reasonable detail the amount which is due;

                  iv. A material reduction in Optionee's base salary, except in the event of an across-the-board salary reduction for all executive officers;

                  v. A required relocation of Optionee's office outside of a 50-mile radius of Denver, Colorado (or the Optionee's other place of regular employment), without Optionee's written consent; or

                  vi. A failure of the Company to obtain an agreement to expressly assume this Agreement from any successor to the Company.]

9. Employee Stock Agreement.

         Upon exercise of the Option, Optionee shall execute and deliver to the Company an Employee Stock Agreement in substantially the form attached to this Agreement as Exhibit B. Execution and delivery of the Employee Stock Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

10. Lock-Up.

         In connection with the first underwritten registered offering of any securities of the Company under the Securities Act of 1933, as amended (the "Act"), Optionee will not sell or otherwise transfer or dispose of any shares of Common Stock acquired upon exercise of this Option, or any shares of Common Stock acquired with respect thereto, during such period following the effective date of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters for the Company; provided, however, that such restriction shall apply only if the executive officers and directors of the Company agree with the representatives of the underwriters not to transfer shares of Common Stock owned by them for the same or a greater period. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

11. Nontransferability of Option.

         The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

12. Withholding for Taxes.

         Optionee shall reimburse the Company, in cash or by certified or bank cashier's check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option or any disqualifying disposition of the Common Stock acquired upon exercise of the Option. The Company shall have the right to deduct from any salary or other payments to be made to Optionee any federal, state or local taxes required by law to be so withheld. The

Company's obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Optionee of any applicable federal, state and local withholding tax.

13. Legends.

         Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until Optionee or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company resulting from a disqualifying disposition described in Section 422(a) of the Code.

14. Employee Benefits.

         Optionee agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

15. Amendment.

         Subject to the terms and conditions of the Plan, the Plan Administrator may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of Optionee.

16. Interpretation.

         The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Plan Administrator, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. Such interpretations, constructions and determinations shall be consistent with the terms of the Plan and this Agreement.

17. Receipt of Plan.

         By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

18. Governing Law.

         This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

19. Miscellaneous.

         This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 19.

         IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on _____________, effective as of the date of grant.

                                       VELOCOM INC.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------
                                       Address:
                                               ---------------------------------
                                       -----------------------------------------
                                       -----------------------------------------


                                       OPTIONEE

                                       -----------------------------------------
                                       Address:
                                               ---------------------------------
                                       -----------------------------------------
                                       -----------------------------------------

                                    SCHEDULES
                                       TO
                   INCENTIVE STOCK OPTION AGREEMENT (FOUNDER)


Schedule
3A       Number of Shares of Stock:
                                   ------------------------
3B       Purchase Price per Share:
                                  -------------------------
4        Expiration Date:
                         ----------------------------------
6        Vesting Schedule:

The Vesting Commencement Date shall be _______________. The number of shares for which Options shall be vested on the Date of Grant, if any, shall be as specified in the table below. The remainder of the Option shall vest in installments, such that the number of shares specified in the table below shall vest on the monthly anniversary of the Vesting Commencement Date specified in the table below*.

                                                          Number of Shares
                                                      Which Become Exercisable
                   Vesting Date            (Per Month When Multiple Months Are Indicated)
         Date of Grant
                                                         -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------

*For example, if the Vesting Commencement Date is October 1, 1998 and the month indicated in the table is month "1", the date of vesting shall be November 1, 1998 and the number of shares which vest on that date shall be the number set forth on the same line of the table. If the month indicated in the table is months "3 - 14", the dates of vesting shall be the first day of each month of 1999, commencing January 1, 1999, and the number of shares which vest on that date in each such month shall be the number set forth on the same line of the table.

                        INCENTIVE STOCK OPTION AGREEMENT
                     (WITH AUTHORIZATION FOR EARLY EXERCISE)

OPTIONEE:
         --------------------

DATE OF GRANT:
              ---------------

         AGREEMENT between VeloCom Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

         The Company and Optionee agree as follows:

1. Grant of Option.

         Optionee is hereby granted an Incentive Stock Option, within the meaning of Section 422 of the Code (the "Option"), to purchase Common Stock of the Company pursuant to the VeloCom Inc. 1998 Stock Option Plan (the "Plan"). The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2. Date of Grant.

         The date of the grant of the Option is the date first set forth above, the date of the action by the Plan Administrator in granting the same.

3. Number and Price of Shares.

         The number of shares as to which the Option is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

4. Expiration Date.

         Unless sooner terminated as provided in Section 5.4 or Section 10 of the Plan, the Option shall expire and terminate on the date set forth in
Schedule 4 to this Agreement, and in no event shall the Option be exercisable after that date.

5. Manner of Exercise.

         Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan. Optionee and the Company recognize that in order to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of the

Option and ending on the day three months before the date of the Option's exercise, the Optionee must be an employee of the Company or its Parent or Subsidiary, except in the event of the Optionee's death or permanent and total disability.

6. Vesting.

         The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6 to this Agreement; provided, however, that in order to vest in the Option, Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied.

7. Early Exercise.

         Notwithstanding the provisions of Section 6, Optionee may elect at any time prior to the termination of Optionee's employment with the Company or a Subsidiary thereof to exercise the Option as to any part or all of the shares subject to this Option, including without limitation, shares with respect to which the Option has not yet vested pursuant to Section 6; provided, however, that (i) a partial exercise of this Option shall be deemed to apply first to vested shares and then to the earliest vesting installment of unvested shares, and (ii) upon exercise of the Option with respect to unvested shares, Optionee shall execute and deliver to the Company an Early Exercise Stock Repurchase Agreement in substantially the form attached to this Agreement as Exhibit A, which Agreement shall apply with respect to the unvested shares. Execution and delivery of the Early Exercise Stock Repurchase Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares. The election provided in this Section 7 to purchase shares prior to the vesting of the Option shall cease upon termination of Optionee's employment with the Company or a Subsidiary thereof and may not be exercised after the date of such termination.

8. FOR USE AT DISCRETION OF PLAN ADMINISTRATOR. [Acceleration of Vesting. Upon the occurrence of any of the events set forth in subsection (a), (b) or (c) below, the Optionee's options granted hereunder shall become fully vested and immediately exercisable:

         (a) There is a Change in Control as defined in Section 2(c)(1) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d); [PROVIDED, HOWEVER, THAT IN THE EVENT THE CHANGE IN CONTROL IS A SALE OF 100% OF THE SHARES OF THE COMPANY (WHETHER BY SALE, MERGER OR OTHERWISE) THAT HAVE VOTES THAT MAY BE CAST FOR THE ELECTION OF DIRECTORS OF THE COMPANY, WHETHER IN A SINGLE TRANSACTION OR A SERIES OF RELATED TRANSACTIONS, NO TERMINATION EVENT SHALL BE REQUIRED];

         (b) There is a Change in Control as defined in Section 2(c)(2) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d);

         (c) There is a Change in Control as defined in Section 2(c)(3) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d). Notwithstanding the foregoing, if the Optionee performs services for the successor entity following such Change in Control in the same capacity as the Optionee had with the Company, the Optionee's options shall not become fully vested and immediately exercisable unless the Optionee experiences a Termination Event (with respect to the successor entity) as defined in subsection (d) within twelve (12) months of the Change in Control defined in this subsection.

         (d) Termination Event. A Termination Event shall be deemed to have occurred where there has been:

                  i. A material reduction in Optionee's responsibilities, authorities or duties;

                  ii. A termination of Optionee or an elimination of Optionee's job, each, other than by reason of promotion or termination for Cause. "Cause" shall mean a termination on account of (a) Optionee's material breach of an Employment Agreement, if any, (b) fraud, misappropriation, embezzlement, or dishonesty in connection with the Optionee's employment, (c) competition with the Company, (d) unauthorized use of any trade secret or other confidential information of the Company, (e) willful misconduct or gross negligence in the discharge of Optionee's duties or responsibilities, or (f) conviction of, or plea of nolo contendere to, a felony.

                  iii. A failure by the Company to pay Optionee any amount otherwise vested and due hereunder or under any plan or policy of the Company, which failure is not cured within five (5) business days' of receipt by the Company of written notice from Optionee which describes in reasonable detail the amount which is due;

                  iv. A material reduction in Optionee's base salary, except in the event of an across-the-board salary reduction for all executive officers;

                  v. A required relocation of Optionee's office outside of a 50-mile radius of Denver, Colorado (or the Optionee's other place of regular employment), without Optionee's written consent; or

                  vi. A failure of the Company to obtain an agreement to expressly assume this Agreement from any successor to the Company.]

9. Employee Stock Agreement.

         Upon exercise of the Option, Optionee shall execute and deliver to the Company an Employee Stock Agreement in substantially the form attached to this Agreement as Exhibit B. Execution and delivery of the Employee Stock Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

10. Lock-Up.

         In connection with the first underwritten registered offering of any securities of the Company under the Securities Act of 1933, as amended (the "Act"), Optionee will not sell or otherwise transfer or dispose of any shares of Common Stock acquired upon exercise of this Option, or any shares of Common Stock acquired with respect thereto, during such period following the effective date of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters for the Company; provided, however, that such restriction shall apply only if the executive officers and directors of the Company agree with the representatives of the underwriters not to transfer shares of Common Stock owned by them for the same or a greater period. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

11. Nontransferability of Option.

         The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

12. Withholding for Taxes.

         Optionee shall reimburse the Company, in cash or by certified or bank cashier's check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option or any disqualifying disposition of the Common Stock acquired upon exercise of the Option. The Company shall have the right to deduct from any salary or other payments to be made to Optionee any federal, state or local taxes required by law to be so withheld. The Company's obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Optionee of any applicable federal, state and local withholding tax.

13. Legends.

         Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until Optionee or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company resulting from a disqualifying disposition described in Section 422(a) of the Code.

14. Employee Benefits.

         Optionee agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

15. Amendment.

         Subject to the terms and conditions of the Plan, the Plan Administrator may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of Optionee.

16. Interpretation.

         The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Plan Administrator, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. Such interpretations, constructions and determinations shall be consistent with the terms of the Plan and this Agreement.

17. Receipt of Plan.

         By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

18. Governing Law.

         This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

19. Miscellaneous.

         This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 19.

         IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on _____________, effective as of the date of grant.

                                       VELOCOM INC.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------
                                       Address:
                                               ---------------------------------
                                       -----------------------------------------
                                       -----------------------------------------


                                       OPTIONEE

                                       -----------------------------------------
                                       Address:
                                               ---------------------------------
                                       -----------------------------------------
                                       -----------------------------------------

                                    SCHEDULES
                                       TO
                        INCENTIVE STOCK OPTION AGREEMENT


Schedule

3A       Number of Shares of Stock:
                                   ------------------------
3B       Purchase Price per Share:
                                  -------------------------
4        Expiration Date:
                         ----------------------------------
6        Vesting Schedule:

The Vesting Commencement Date shall be _______________. The number of shares for which Options shall be vested on the Date of Grant, if any, shall be as specified in the table below. The remainder of the Option shall vest in installments, such that the number of shares specified in the table below shall vest on the monthly anniversary of the Vesting Commencement Date specified in the table below*.

                                                          Number of Shares
                                                      Which Become Exercisable
                   Vesting Date            (Per Month When Multiple Months Are Indicated)
         Date of Grant
                                                         -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------

*For example, if the Vesting Commencement Date is October 1, 1998 and the month indicated in the table is month "1", the date of vesting shall be November 1, 1998 and the number of shares which vest on that date shall be the number set forth on the same line of the table. If the month indicated in the table is months "3 - 14", the dates of vesting shall be the first day of each month of 1999, commencing January 1, 1999, and the number of shares which vest on that date in each such month shall be the number set forth on the same line of the table.

           NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES (FOUNDER)
                     (WITH AUTHORIZATION FOR EARLY EXERCISE)

OPTIONEE:
         --------------------

DATE OF GRANT:
              ---------------

         AGREEMENT between VeloCom Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

         The Company and Optionee agree as follows:

1. Grant of Option.

         Optionee is hereby granted a Nonqualified Stock Option (the "Option") to purchase Common Stock of the Company pursuant to the VeloCom Inc. 1998 Stock Option Plan (the "Plan"). The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2. Date of Grant.

         The date of the grant of the Option is the date first set forth above, the date of the action by the Plan Administrator in granting the same.

3. Number and Price of Shares.

         The number of shares as to which the Option is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

4. Expiration Date.

         Unless sooner terminated as provided in Section 5.4 or Section 10 of the Plan, the Option shall expire and terminate on the date set forth in
Schedule 4 to this Agreement, and in no event shall the Option be exercisable after that date. Notwithstanding anything in Section 10.1 of the Plan to the contrary, and provided that the notice of exercise is provided prior to the expiration of the Option, Optionee shall be entitled to exercise the Option (i) during Optionee's employment by the Company or a Subsidiary and (ii) for a period of twelve months after the date of a termination of employment.

5. Manner of Exercise.

         Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan.

6. Vesting.

         The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6 to this Agreement; provided, however, that in order to vest in the Option, Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied. Notwithstanding anything in the Plan or this Agreement to the contrary, this Option shall become immediately vested and exercisable in full if Optionee should die while in the employ of the Company or a Subsidiary or if Optionee should terminate employment with the Company or a Subsidiary by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code).

7. Early Exercise.

         Notwithstanding the provisions of Section 6, Optionee may elect at any time prior to the termination of Optionee's employment with the Company or a Subsidiary thereof to exercise the Option as to any part or all of the shares subject to this Option, including without limitation, shares with respect to which the Option has not yet vested pursuant to Section 6; provided, however, that (i) a partial exercise of this Option shall be deemed to apply first to vested shares and then to the earliest vesting installment of unvested shares, and (ii) upon exercise of the Option with respect to unvested shares, Optionee shall execute and deliver to the Company an Early Exercise Stock Repurchase Agreement in substantially the form attached to this Agreement as Exhibit A, which Agreement shall apply with respect to the unvested shares. Execution and delivery of the Early Exercise Stock Repurchase Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares. The election provided in this Section 7 to purchase shares prior to the vesting of the Option shall cease upon termination of Optionee's employment with the Company or a Subsidiary thereof and may not be exercised after the date of such termination.

8. FOR USE AT DISCRETION OF PLAN ADMINISTRATOR. [Acceleration of Vesting. Upon the occurrence of any of the events set forth in subsection (a), (b) or (c) below, the Optionee's options granted hereunder shall become fully vested and immediately exercisable:

         (a) There is a Change in Control as defined in Section 2(c)(1) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d); [PROVIDED, HOWEVER, THAT IN THE EVENT THE CHANGE IN CONTROL IS A SALE OF 100% OF THE

SHARES OF THE COMPANY (WHETHER BY SALE, MERGER OR OTHERWISE) THAT HAVE VOTES THAT MAY BE CAST FOR THE ELECTION OF DIRECTORS OF THE COMPANY, WHETHER IN A SINGLE TRANSACTION OR A SERIES OF RELATED TRANSACTIONS, NO TERMINATION EVENT SHALL BE REQUIRED];

         (b) There is a Change in Control as defined in Section 2(c)(2) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d);

         (c) There is a Change in Control as defined in Section 2(c)(3) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d). Notwithstanding the foregoing, if the Optionee performs services for the successor entity following such Change in Control in the same capacity as the Optionee had with the Company, the Optionee's options shall not become fully vested and immediately exercisable unless the Optionee experiences a Termination Event (with respect to the successor entity) as defined in subsection (d) within twelve (12) months of the Change in Control defined in this subsection.

         (d) Termination Event. A Termination Event shall be deemed to have occurred where there has been:

                  i. A material reduction in Optionee's responsibilities, authorities or duties;

                  ii. A termination of Optionee or an elimination of Optionee's job, each, other than by reason of promotion or termination for Cause. "Cause" shall mean a termination on account of (a) Optionee's material breach of an Employment Agreement, if any, (b) fraud, misappropriation, embezzlement, or dishonesty in connection with the Optionee's employment, (c) competition with the Company, (d) unauthorized use of any trade secret or other confidential information of the Company, (e) willful misconduct or gross negligence in the discharge of Optionee's duties or responsibilities, or (f) conviction of, or plea of nolo contendere to, a felony.

                  iii. A failure by the Company to pay Optionee any amount otherwise vested and due hereunder or under any plan or policy of the Company, which failure is not cured within five (5) business days' of receipt by the Company of written notice from Optionee which describes in reasonable detail the amount which is due;

                  iv. A material reduction in Optionee's base salary, except in the event of an across-the-board salary reduction for all executive officers;

                  v. A required relocation of Optionee's office outside of a 50-mile radius of Denver, Colorado (or the Optionee's other place of regular employment), without Optionee's written consent; or

                  vi. A failure of the Company to obtain an agreement to expressly assume this Agreement from any successor to the Company.]

9. Employee Stock Agreement.

         Upon exercise of the Option, Optionee shall execute and deliver to the Company an Employee Stock Agreement in substantially the form attached to this Agreement as Exhibit B. Execution and delivery of the Employee Stock Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

10. Lock-Up.

         In connection with the first underwritten registered offering of any securities of the Company under the Securities Act of 1933, as amended (the "Act"), Optionee will not sell or otherwise transfer or dispose of any shares of Common Stock acquired upon exercise of this Option, or any shares of Common Stock acquired with respect thereto, during such period following the effective date of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters for the Company; provided, however, that such restriction shall apply only if the executive officers and directors of the Company agree with the representatives of the underwriters not to transfer shares of Common Stock owned by them for the same or a greater period. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

11. Nontransferability of Option.

         The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

12. Withholding for Taxes.

         Optionee shall reimburse the Company, in cash or by certified or bank cashier's check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option. The Company shall have the right to deduct from any salary or other payments to be made to Optionee any federal, state or local taxes required by law to be so withheld. The Company's obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Optionee of any applicable federal, state and local withholding tax.

13. Legends.

         Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws.

14. Employee Benefits.

         Optionee agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

15. Amendment.

         Subject to the terms and conditions of the Plan, the Plan Administrator may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of Optionee.

16. Interpretation.

         The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Plan Administrator, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. Such interpretations, constructions and determinations shall be consistent with the terms of the Plan and this Agreement.

17. Receipt of Plan.

         By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

18. Governing Law.

         This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

19. Miscellaneous.

         This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 19.

IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on _____________, effective as of the date of grant.


                                       VELOCOM INC.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------
                                       Address:
                                               ---------------------------------
                                       -----------------------------------------
                                       -----------------------------------------


                                       OPTIONEE

                                       -----------------------------------------
                                       Address:
                                               ---------------------------------
                                       -----------------------------------------
                                       -----------------------------------------

                                    SCHEDULES
                                       TO
           NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES (FOUNDER)

Schedule

3A       Number of Shares of Stock:
                                   ------------------------
3B       Purchase Price per Share:
                                  -------------------------
4        Expiration Date:
                         ----------------------------------
6        Vesting Schedule:

The Vesting Commencement Date shall be _______________. The number of shares for which Options shall be vested on the Date of Grant, if any, shall be as specified in the table below. The remainder of the Option shall vest in installments, such that the number of shares specified in the table below shall vest on the monthly anniversary of the Vesting Commencement Date specified in the table below*.

                                                          Number of Shares
                                                      Which Become Exercisable
                   Vesting Date            (Per Month When Multiple Months Are Indicated)
         Date of Grant
                                                         -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------

*For example, if the Vesting Commencement Date is October 1, 1998 and the month indicated in the table is month "1", the date of vesting shall be November 1, 1998 and the number of shares which vest on that date shall be the number set forth on the same line of the table. If the month indicated in the table is months "3 - 14", the dates of vesting shall be the first day of each month of 1999, commencing January 1, 1999, and the number of shares which vest on that date in each such month shall be the number set forth on the same line of the table.

                NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES
                     (WITH AUTHORIZATION FOR EARLY EXERCISE)

OPTIONEE:
         --------------------

DATE OF GRANT:
              ---------------

         AGREEMENT between VeloCom Inc. (the "Company"), and the above named Optionee ("Optionee"), an employee of the Company or a Subsidiary thereof.

         The Company and Optionee agree as follows:

1. Grant of Option.

         Optionee is hereby granted a Nonqualified Stock Option (the "Option") to purchase Common Stock of the Company pursuant to the VeloCom Inc. 1998 Stock Option Plan (the "Plan"). The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2. Date of Grant.

         The date of the grant of the Option is the date first set forth above, the date of the action by the Plan Administrator in granting the same.

3. Number and Price of Shares.

         The number of shares as to which the Option is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

4. Expiration Date.

         Unless sooner terminated as provided in Section 5.4 or Section 10 of the Plan, the Option shall expire and terminate on the date set forth in
Schedule 4 to this Agreement, and in no event shall the Option be exercisable after that date.

5. Manner of Exercise.

         Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan.

6. Vesting.

         The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6 to this Agreement; provided, however, that in order to vest in the Option, Optionee must have been continuously employed by the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied.

7. Early Exercise.

         Notwithstanding the provisions of Section 6, Optionee may elect at any time prior to the termination of Optionee's employment with the Company or a Subsidiary thereof to exercise the Option as to any part or all of the shares subject to this Option, including without limitation, shares with respect to which the Option has not yet vested pursuant to Section 6; provided, however, that (i) a partial exercise of this Option shall be deemed to apply first to vested shares and then to the earliest vesting installment of unvested shares, and (ii) upon exercise of the Option with respect to unvested shares, Optionee shall execute and deliver to the Company an Early Exercise Stock Repurchase Agreement in substantially the form attached to this Agreement as Exhibit A, which Agreement shall apply with respect to the unvested shares. Execution and delivery of the Early Exercise Stock Repurchase Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares. The election provided in this Section 7 to purchase shares prior to the vesting of the Option shall cease upon termination of Optionee's employment with the Company or a Subsidiary thereof and may not be exercised after the date of such termination.

8. FOR USE AT DISCRETION OF PLAN ADMINISTRATOR. [Acceleration of Vesting. Upon the occurrence of any of the events set forth in subsection (a), (b) or (c) below, the Optionee's options granted hereunder shall become fully vested and immediately exercisable:

         (a) There is a Change in Control as defined in Section 2(c)(1) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d); [PROVIDED, HOWEVER, THAT IN THE EVENT THE CHANGE IN CONTROL IS A SALE OF 100% OF THE SHARES OF THE COMPANY (WHETHER BY SALE, MERGER OR OTHERWISE) THAT HAVE VOTES THAT MAY BE CAST FOR THE ELECTION OF DIRECTORS OF THE COMPANY, WHETHER IN A SINGLE TRANSACTION OR A SERIES OF RELATED TRANSACTIONS, NO TERMINATION EVENT SHALL BE REQUIRED];

         (b) There is a Change in Control as defined in Section 2(c)(2) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d);

         (c) There is a Change in Control as defined in Section 2(c)(3) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d).

Notwithstanding the foregoing, if the Optionee performs services for the successor entity following such Change in Control in the same capacity as the Optionee had with the Company, the Optionee's options shall not become fully vested and immediately exercisable unless the Optionee experiences a Termination Event (with respect to the successor entity) as defined in subsection (d) within twelve (12) months of the Change in Control defined in this subsection.

         (d) Termination Event. A Termination Event shall be deemed to have occurred where there has been:

                  i. A material reduction in Optionee's responsibilities, authorities or duties;

                  ii. A termination of Optionee or an elimination of Optionee's job, each, other than by reason of promotion or termination for Cause. "Cause" shall mean a termination on account of (a) Optionee's material breach of an Employment Agreement, if any, (b) fraud, misappropriation, embezzlement, or dishonesty in connection with the Optionee's employment, (c) competition with the Company, (d) unauthorized use of any trade secret or other confidential information of the Company, (e) willful misconduct or gross negligence in the discharge of Optionee's duties or responsibilities, or (f) conviction of, or plea of nolo contendere to, a felony.

                  iii. A failure by the Company to pay Optionee any amount otherwise vested and due hereunder or under any plan or policy of the Company, which failure is not cured within five (5) business days' of receipt by the Company of written notice from Optionee which describes in reasonable detail the amount which is due;

                  iv. A material reduction in Optionee's base salary, except in the event of an across-the-board salary reduction for all executive officers;

                  v. A required relocation of Optionee's office outside of a 50-mile radius of Denver, Colorado (or the Optionee's other place of regular employment), without Optionee's written consent; or

                  vi. A failure of the Company to obtain an agreement to expressly assume this Agreement from any successor to the Company.]

9. Employee Stock Agreement.

         Upon exercise of the Option, Optionee shall execute and deliver to the Company an Employee Stock Agreement in substantially the form attached to this Agreement as Exhibit B. Execution and delivery of the Employee Stock Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

10. Lock-Up.

         In connection with the first underwritten registered offering of any securities of the Company under the Securities Act of 1933, as amended (the "Act"), Optionee will not sell or otherwise transfer or dispose of any shares of Common Stock acquired upon exercise of this Option, or any shares of Common Stock acquired with respect thereto, during such period following the effective date of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters for the Company; provided, however, that such restriction shall apply only if the executive officers and directors of the Company agree with the representatives of the underwriters not to transfer shares of Common Stock owned by them for the same or a greater period. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

11. Nontransferability of Option.

         The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

12. Withholding for Taxes.

         Optionee shall reimburse the Company, in cash or by certified or bank cashier's check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option. The Company shall have the right to deduct from any salary or other payments to be made to Optionee any federal, state or local taxes required by law to be so withheld. The Company's obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Optionee of any applicable federal, state and local withholding tax.

13. Legends.

         Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws.

14. Employee Benefits.

         Optionee agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

15. Amendment.

         Subject to the terms and conditions of the Plan, the Plan Administrator may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of Optionee.

16. Interpretation.

         The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Plan Administrator, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. Such interpretations, constructions and determinations shall be consistent with the terms of the Plan and this Agreement.

17. Receipt of Plan.

         By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

18. Governing Law.

         This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

19. Miscellaneous.

         This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 19.

IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on _____________, effective as of the date of grant.


                                       VELOCOM INC.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------
                                       Address:
                                               ---------------------------------
                                       -----------------------------------------
                                       -----------------------------------------


                                       OPTIONEE

                                       -----------------------------------------
                                       Address:
                                               ---------------------------------
                                       -----------------------------------------
                                       -----------------------------------------

                                    SCHEDULES
                                       TO
                NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

Schedule

3A       Number of Shares of Stock:
                                   ------------------------
3B       Purchase Price per Share:
                                  -------------------------
4        Expiration Date:
                         ----------------------------------
6        Vesting Schedule:

The Vesting Commencement Date shall be _______________. The number of shares for which Options shall be vested on the Date of Grant, if any, shall be as specified in the table below. The remainder of the Option shall vest in installments, such that the number of shares specified in the table below shall vest on the monthly anniversary of the Vesting Commencement Date specified in the table below*.

                                                          Number of Shares
                                                      Which Become Exercisable
                   Vesting Date            (Per Month When Multiple Months Are Indicated)
         Date of Grant
                                                         -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------

*For example, if the Vesting Commencement Date is October 1, 1998 and the month indicated in the table is month "1", the date of vesting shall be November 1, 1998 and the number of shares which vest on that date shall be the number set forth on the same line of the table. If the month indicated in the table is months "3 - 14", the dates of vesting shall be the first day of each month of 1999, commencing January 1, 1999, and the number of shares which vest on that date in each such month shall be the number set forth on the same line of the table.

           NONQUALIFIED STOCK OPTION AGREEMENT FOR DIRECTOR (FOUNDER)
                     (WITH AUTHORIZATION FOR EARLY EXERCISE)

OPTIONEE:
         --------------------

DATE OF GRANT:
              ---------------

         AGREEMENT between VeloCom Inc. (the "Company"), and the above named Optionee ("Optionee"), a Director of the Company or a Subsidiary thereof.

         The Company and Optionee agree as follows:

1. Grant of Option.

         Optionee is hereby granted a Nonqualified Stock Option (the "Option") to purchase Common Stock of the Company pursuant to the VeloCom Inc. 1998 Stock Option Plan (the "Plan"). The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. The Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2. Date of Grant.

         The date of the grant of the Option is the date first set forth above, the date of the action by the Plan Administrator in granting the same.

3. Number and Price of Shares.

         The number of shares as to which the Option is granted is the number set forth in Schedule 3A to this Agreement. The purchase price per share is the amount set forth in Schedule 3B to this Agreement.

4. Expiration Date.

         Unless sooner terminated as provided in Section 5.4 or Section 10 of the Plan, the Option shall expire and terminate on the date set forth in
Schedule 4 to this Agreement, and in no event shall the Option be exercisable after that date. Notwithstanding anything in Section 10.1 of the Plan to the contrary, and provided that the notice of exercise is provided prior to the expiration of the Option, Optionee shall be entitled to exercise the Option (i) during the term of Optionee's service as a Director of the Company or a Subsidiary and (ii) for a period of twelve months after the date of a termination of Optionee's service as a Director of the Company and all Subsidiaries.

5. Manner of Exercise.

         Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner provided in Section 8 of the Plan.

6. Vesting.

         The Option granted hereby shall become vested in and exercisable by Optionee in the installments, on the dates and subject to the conditions set forth in Schedule 6 to this Agreement; provided, however, that in order to vest in the Option, Optionee must have been in continuous service as a Director of the Company or a Subsidiary thereof from the date of grant of the Option until the date specified on Schedule 6 or until the conditions specified on Schedule 6 have been satisfied. Notwithstanding anything in the Plan or this Agreement to the contrary, this Option shall become immediately vested and exercisable in full if Optionee should die while in the service of the Company or a Subsidiary as a Director or if Optionee should terminate service with the Company or a Subsidiary as a Director by reason of the Optionee's disability (within the meaning of Section 22(e)(3) of the Code).

7. Early Exercise.

         Notwithstanding the provisions of Section 6, Optionee may elect at any time prior to the termination of Optionee's service with the Company or a Subsidiary thereof as a Director to exercise the Option as to any part or all of the shares subject to this Option, including without limitation, shares with respect to which the Option has not yet vested pursuant to Section 6; provided, however, that (i) a partial exercise of this Option shall be deemed to apply first to vested shares and then to the earliest vesting installment of unvested shares, and (ii) upon exercise of the Option with respect to unvested shares, Optionee shall execute and deliver to the Company an Early Exercise Stock Repurchase Agreement in substantially the form attached to this Agreement as Exhibit A, which Agreement shall apply with respect to the unvested shares. Execution and delivery of the Early Exercise Stock Repurchase Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares. The election provided in this Section 7 to purchase shares prior to the vesting of the Option shall cease upon termination of Optionee's service with the Company or a Subsidiary thereof as a Director, and such election may not be exercised after the date of such termination.

8. FOR USE AT DISCRETION OF PLAN ADMINISTRATOR. [Acceleration of Vesting. Upon the occurrence of any of the events set forth in subsection (a), (b) or (c) below, the Optionee's options granted hereunder shall become fully vested and immediately exercisable:

         (a) There is a Change in Control as defined in Section 2(c)(1) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d);

[PROVIDED, HOWEVER, THAT IN THE EVENT THE CHANGE IN CONTROL IS A SALE OF 100% OF THE SHARES OF THE COMPANY (WHETHER BY SALE, MERGER OR OTHERWISE) THAT HAVE VOTES THAT MAY BE CAST FOR THE ELECTION OF DIRECTORS OF THE COMPANY, WHETHER IN A SINGLE TRANSACTION OR A SERIES OF RELATED TRANSACTIONS, NO TERMINATION EVENT SHALL BE REQUIRED];

         (b) There is a Change in Control as defined in Section 2(c)(2) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d);

         (c) There is a Change in Control as defined in Section 2(c)(3) of the Plan followed by a Termination Event of the Optionee as defined below in subsection (d). Notwithstanding the foregoing, if the Optionee performs services for the successor entity following such Change in Control in the same capacity as the Optionee had with the Company, the Optionee's options shall not become fully vested and immediately exercisable unless the Optionee experiences a Termination Event (with respect to the successor entity) as defined in subsection (d) within twelve (12) months of the Change in Control defined in this subsection.

         (d) Termination Event. A Termination Event shall be deemed to have occurred where there has been:

                  i. A material reduction in Optionee's responsibilities, authorities or duties;

                  ii. A termination of Optionee or an elimination of Optionee's job, each, other than by reason of promotion or termination for Cause. "Cause" shall mean a termination on account of (a) Optionee's material breach of an Employment Agreement, if any, (b) fraud, misappropriation, embezzlement, or dishonesty in connection with the Optionee's employment, (c) competition with the Company, (d) unauthorized use of any trade secret or other confidential information of the Company, (e) willful misconduct or gross negligence in the discharge of Optionee's duties or responsibilities, or (f) conviction of, or plea of nolo contendere to, a felony.

                  iii. A failure by the Company to pay Optionee any amount otherwise vested and due hereunder or under any plan or policy of the Company, which failure is not cured within five (5) business days' of receipt by the Company of written notice from Optionee which describes in reasonable detail the amount which is due;

                  iv. A material reduction in Optionee's base salary, except in the event of an across-the-board salary reduction for all executive officers;

                  v. A required relocation of Optionee's office outside of a 50-mile radius of Denver, Colorado (or the Optionee's other place of regular employment), without Optionee's written consent; or

                  vi. A failure of the Company to obtain an agreement to expressly assume this Agreement from any successor to the Company.]

9. Stock Restriction Agreement.

         Upon exercise of the Option, Optionee shall execute and deliver to the Company a Stock Restriction Agreement in substantially the form attached to this Agreement as Exhibit B. Execution and delivery of the Stock Restriction Agreement prior to the transfer or delivery of any shares and prior to the expiration of the option period shall be a condition precedent to the right to purchase such shares.

10. Lock-Up.

         In connection with the first underwritten registered offering of any securities of the Company under the Securities Act of 1933, as amended (the "Act"), Optionee will not sell or otherwise transfer or dispose of any shares of Common Stock acquired upon exercise of this Option, or any shares of Common Stock acquired with respect thereto, during such period following the effective date of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters for the Company; provided, however, that such restriction shall apply only if the executive officers and directors of the Company agree with the representatives of the underwriters not to transfer shares of Common Stock owned by them for the same or a greater period. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

11. Nontransferability of Option.

         The Option is not transferable by Optionee other than by Will or the laws of descent and distribution, and the Option shall be exercisable during Optionee's lifetime only by Optionee. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option, the Option shall immediately become null and void.

12. Withholding for Taxes.

         Optionee shall reimburse the Company, in cash or by certified or bank cashier's check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option. The Company shall have the right to deduct from any payments to be made to Optionee any federal, state or local taxes required by law to be so withheld. The Company's obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Optionee of any applicable federal, state and local withholding tax.

13. Legends.

         Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws.

14. Amendment.

         Subject to the terms and conditions of the Plan, the Plan Administrator may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefor, except that no such action shall diminish or impair the rights under the Option without the consent of Optionee.

15. Interpretation.

         The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Plan Administrator, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. Such interpretations, constructions and determinations shall be consistent with the terms of the Plan and this Agreement.

16. Receipt of Plan.

         By entering into this Agreement, Optionee acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

17. Governing Law.

         This Agreement shall be construed and shall take effect in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules of such State.

18. Miscellaneous.

         This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 19.

IN WITNESS WHEREOF, the Company by a duly authorized officer of the Company and Optionee have executed this Agreement on _____________, effective as of the date of grant.


                                       VELOCOM INC.


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------
                                       Address:
                                               ---------------------------------
                                       -----------------------------------------
                                       -----------------------------------------


                                       OPTIONEE

                                       -----------------------------------------
                                       Address:
                                               ---------------------------------
                                       -----------------------------------------
                                       -----------------------------------------

                                    SCHEDULES
                                       TO
           NONQUALIFIED STOCK OPTION AGREEMENT FOR DIRECTOR (FOUNDER)

Schedule

3A       Number of Shares of Stock:
                                   ------------------------
3B       Purchase Price per Share:
                                  -------------------------
4        Expiration Date:
                         ----------------------------------
6        Vesting Schedule:

The Vesting Commencement Date shall be _______________. The number of shares for which Options shall be vested on the Date of Grant, if any, shall be as specified in the table below. The remainder of the Option shall vest in installments, such that the number of shares specified in the table below shall vest on the monthly anniversary of the Vesting Commencement Date specified in the table below*.

                                                          Number of Shares
                                                      Which Become Exercisable
                   Vesting Date            (Per Month When Multiple Months Are Indicated)
         Date of Grant
                                                         -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------
         Month(s)
                   -----------                           -------------

*For example, if the Vesting Commencement Date is October 1, 1998 and the month indicated in the table is month "1", the date of vesting shall be November 1, 1998 and the number of shares which vest on that date shall be the number set forth on the same line of the table. If the month indicated in the table is months "3 - 14", the dates of vesting shall be the first day of each month of 1999, commencing January 1, 1999, and the number of shares which vest on that date in each such month shall be the number set forth on the same line of the table.